Contract No. MDI02004
MDI SOLUTIONS

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                                  EXHIBIT 10.4
                                  ------------

                        MDI SOLUTIONS SERVICES AGREEMENT
                        --------------------------------

                           INTERFACE SUPPORT SERVICES
                           --------------------------


THIS AGREEMENT is made as of the 12th day of September, 2002, between MEDICAL DATA INTEGRATION SOLUTIONS ("MDI Solutions", a division of Springboard Technology Solutions Inc.) and Rouge Valley Health System ("Customer"),

WHEREAS:
     a)  MDI Solutions provides professional services on a contractual basis;
         and
     b) Customer desires to have MDI Solutions provide certain professional services.

NOW THEREFORE in consideration of the mutual covenants contained herein, the parties agree as follows:

1.   TERM
     The initial term of this Agreement is from January 1st, 2003 to December 31st, 2003 (the "Initial Term"). This Agreement will automatically be renewed for subsequent one-year terms unless terminated by either party in accordance with Paragraph 6.

2.   SERVICES
     a) MDI Solutions agrees to perform the services set out in Schedule 1 (the "Services").
     b) MDI Solutions reserves the right to determine which of its personnel will be assigned to perform the Services, and to replace or reassign such personnel during the term of this agreement acting reasonably. Subject to scheduling and staffing considerations, MDI Solutions will use reasonable efforts to honor Customer's request for specific individuals.

3.   CHARGES
     a) In consideration for the provision of the Services, Customer agrees to pay MDI Solutions the Charges set out in Schedule 1.
     b) MDI Solutions reserves the right to increase the Charges no more than once annually, upon 30 days prior written notice.
     c) Customer is responsible for and will pay all relevant sales, excise, customs, withholding and goods and services taxes.
     d) Customer agrees to reimburse MDI Solutions, at cost, for all reasonable out-of-pocket expenses that directly relate to the provision of the Services.
     e) Payments are due within 30 days of receipt of invoice by Customer. Any overdue amounts will bear interest at an annual rate equal to the "prime rate" of MDI Solutions' bank plus 1.5%, calculated and charged monthly.

4.   CONFIDENTIALITY
     All Customer data and information shall at all times be treated as confidential and safeguarded by MDI Solutions from unauthorized disclosure or use except as permitted under this Agreement.

5.   OWNERSHIP
     Any copyright and other intellectual property rights (including moral rights) in any computer program, code or materials which are developed by MDI Solutions at the specific direction of Customer and are provided to Customer during the term of this Agreement shall be owned jointly by Customer and MDI Solutions. Customer agrees that it will not at any time sell, market, license or otherwise make available anything developed or created by or from the Services, to any entity or person without MDI Solutions' prior written consent. Similarly MDI Solutions agrees that it will not at any time sell, market, license or otherwise make available

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                                                           Contract No. MDI02004
MDI SOLUTIONS

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     anything specifically developed or created by or from the Services for
     Customer, to any entity or person without Customer's prior written consent.

6.   TERMINATION
     a) Either party may terminate this Agreement upon 60 days written notice at any time.
     b) If a party is in breach of any material provision of this Agreement and such breach is not remedied within 30 days of receipt of written notice of such breach from the non-breaching party, the non-breaching party may terminate this Agreement.
     c) Customer will pay charges accrued up to the effective date of termination, as well as any reasonable non-refundable expenses already incurred by MDI Solutions prior to the terminate notice. Customer also agrees that all charges and other amounts paid to MDI Solutions prior to the effective date of termination are non-refundable.

7.   EMPLOYEES
     During the term of this Agreement and for a period of 12 months thereafter:
     a) MDI Solutions agrees not to recruit or contract with, either directly or through a third party, any Customer personnel unless a specific request in writing is made to Customer and subsequently authorized, acting reasonably; and,
     b) Customer agrees not to recruit or contract with, either directly or through a third party, any MDI Solutions personnel unless a specific request in writing is made to MDI Solutions and subsequently authorized, acting reasonably.

8.   WARRANTY
     a) MDI Solutions warrants to Customer (1) that it is authorized to enter into this Agreement, (2) that the Services performed under this Agreement will be performed using reasonable skill and care.
     b) EXCEPT FOR THE WARRANTIES CONTAINED HEAREIN, MDI SOLUTIONS DISCLAIMS ALL OTHER REPRESENTATIONS, WARRANTIES, OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, MERCHANTABLE QUALITY, FITNESS FOR A PARTICULAR PURPOSE, AND INFRINGEMENT AND THOSE ARISING FROM STATUTE OR OTHERWISE IN LAW OR FROM THE COURSE OF DEALING OR USAGE OF TRADE. MDI SOLUTIONS DOES NOT REPRESENT OR WARRANT THAT ANYTHING PRODUCED BY OR FROM THE SERVICES WILL MEET ANY OR ALL OF CUSTOMER'S PARTICULAR REQUIREMENTS, THAT ITS OPERATION WILL BE ERROR-FREE OR UNINTERRUPTED AND THAT ALL PROGRAMMING ERRORS IN THE SOFTWARE CAN BE FOUND OR CORRECTED, UNLESS OTHERWISE SET OUT IN THIS AGREEMENT.

9.   LIMITATION OF LIABILITY
     a) In the event of damages caused by the direct actions of MDI Solutions, MDI Solution's maximum liability to Customer will be limited to direct damages, not to exceed the total Charges paid by Customer to MDI Solutions under this Agreement. In any event MDI Solutions will not be liable for consequential damages or losses incurred by third parties.
     b) The limitations of liability provided in this Section 9 will apply to all causes of action regardless of their form, including claims for breach of contract, strict liability or tort (including negligence).

10. This Agreement shall be governed and interpreted in accordance with the laws of the province of Ontario.

11. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are not representations, warranties, forms, conditions, undertaking or collateral agreements, express, implied or statutory between the parties other than as expressly set forth in this Agreement, and duly executed Schedules and Addendums hereto.

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                                                           Contract No. MDI02004
MDI SOLUTIONS

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                                   SCHEDULE 1
                                   ----------

                                    SERVICES
                                    --------


1.   SCOPE

     MDI Solutions will provide ongoing interface support for _________________ production interfaces as noted in Schedule 3 of this Agreement, (the "Interfaces").

     MDI Solutions will make modifications to the Interfaces when required. This includes, but is not limited to: modifications to data tables. In order for MDI Solutions to perform these activities the attached Interface Change Request Form (Schedule 2) must be completed and approved and delivered to MDI Solutions.

2.   MDI SOLUTIONS RESPONSIBILITIES

     MDI Solutions will provide interface support services including:

     a) MDI Solutions will provide on-call pager support to Customer's technical staff seven (7) days per week, twenty-four (24) hours per day. MDI Solutions will respond to pages placed by Customer's technical staff to MDI Solutions's on-call pager within one (1) hour. On-site response, if necessary and approved by Customer, will be within four
         (4) hours of receipt of the call. Should a correction to the Interfaces be required, MDI will begin problem resolution immediately, subsequent to the above-noted response times.
     b) MDI Solutions will implement changes to the Interfaces upon receipt of the Interface Change Request Form (Schedule 2) from Customer. MDI Solutions will consult with Customer to confirm requirements and actual completion date. MDI Solutions will attempt to implement the change within the requested timeframe subject to staffing availability.
     c) Monthly activity reports detailing all issues, problems and corrections from the previous month concerning the Interfaces.
     d) MDI Solutions will set up the electronic email alert for current and future production interfaces on Customer's interface engine to notify Customer's technical staff of any problem.

3.   CUSTOMER'S RESPONSIBILITIES

     a) Customer will identify a contact person (or persons) who will be responsible for requesting and coordinating the services provided under this Schedule, and who has the authority to authorize MDI Solutions to proceed with on-site corrections or modifications to the Interfaces in the event of a problem.
     b)  Customer is responsible to:
         i) support interface elements including host system hardware and software components;
         ii) define and schedule parameters for work including satisfactory downtime windows;
         iii) communicate to MDI Solutions, the "failure thresholds" for each supported Interface;
         iv)    provide appropriate access (via physical and network means) to interface components to facilitate problem resolution;
         v)     provide appropriate logical access (i.e. IDs and Passwords) to interface components to facilitate problem resolution;
         vi)    maintain software licenses and maintenance for all applications;
         vii) support and manage all internal hospital network components including those used by Interfaces.

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MDI SOLUTIONS

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4.   EXCLUDED SERVICES

     a) Support of any non-production interfaces not listed on Schedule 3 (the "Interfaces").
     b) Development of new interfaces. Such work may, upon mutual agreement by both parties, be provided under a separate signed contract. A minimum of 30 days notice is required before beginning work on a new interface unless otherwise agreed to by both MDI Solutions and Customer.

5.   ADDRESSES OF PARTIES

     All correspondence, invoices and payments shall be sent to the following addresses:

         MDI SOLUTIONS:    MDI Solutions
                           2275 Lakeshore Blvd West
                           Suite 401
                           Toronto, Ontario
                           M8V 3Y3
                           Attention:   Corporate Services

         CUSTOMER:         Rouge Valley Health System
                           Centenary Health Centre
                           2867 Ellesmere Road
                           Toronto, Ontario
                           M1E 4B9
                           Attention:

6.   CHARGES

     The Charges for the Services are as follows:

     a) One-time set up fee of ________ to set up and to test the interface email alert for the purpose of support, payable upon completion of set-up.
     b) _________ per month payable monthly in advance. Incremental charges will apply to all supported interfaces additional to the original
         _________________---.
     c) _______ per standard TCP/IP HL7 interface per month payable monthly in advance.
                _______ per non-standard interface (e.g. FTP or asynchronous) per month payable monthly in advance.
     d) A charge of _____________ per hour, payable monthly in arrears, for all technical support assistance during normal business hours of 9:00 a.m. to 5:00 p.m. for support problems which require greater than 15 minutes to resolve. Work outside of normal business hours will be charged at time and a half.
     e) All reasonable travel, accommodation, and meals expenses related to delivery of the Services are charged at cost. Upon request MDI Solutions will provide Customer with supporting documentation sufficient to substantiate such expenses.


CUSTOMER                                MDI SOLUTIONS

By:                                     By:
    ----------------------------             ----------------------------
Name:                                   Name:    Kevin Birch
Title:                                  Title:   Senior Vice President, CTO
Date:                                   Date:

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                                                           Contract No. MDI02004
MDI SOLUTIONS

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                                   SCHEDULE 2
                                   ----------

                   MDI SOLUTIONS INTERFACE CHANGE REQUEST FORM
                   -------------------------------------------

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1)   This form is to be completed for interface changes or maintenance requests.
     A separate form should be used for each interface.

2)   Please complete the top portion of the form and return it to MDI Solutions.

3) MDI Solutions will complete the bottom section and provide a quote for the service and return it to the originator for signature.

4) The form, signed by all parties, should then be returned to MDI Solutions WITH AN ATTACHED PURCHASE ORDER for the amount quoted.

5)   Customer should not fill in shaded areas.
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TO BE COMPLETED BY CUSTOMER:
---------------------------

Date:  _______________________________________

Originator's Name:  ___________________________
Department:  _________________________________
Telephone #  _________________________________

     a)  DESIRED COMPLETION DATE:

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     b)  REASON FOR CHANGE/REQUEST:

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     c)  INTERFACE NAME/DESCRIPTION AND VERSION CODE:

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     d)  VENDOR/SYSTEM NAME (OF SYSTEMS WHICH ARE INTERFACED):

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     e)  PLEASE PROVIDE A DETAILED DESCRIPTION OF THE CHANGES/REQUEST REQUIRED
         (ATTACH ADDITIONAL PAGES AS REQUIRED):

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                                                           Contract No. MDI02004
MDI SOLUTIONS

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TO BE COMPLETED BY MDI SOLUTIONS:
--------------------------------

Date:  _______________________________________


a)   QUOTE:

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b)   ESTIMATED DELIVERY DATE: (NOTE: Development efforts by MDI Solutions will not begin until MDI Solutions receives a signed purchase order)

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c)   COMMENTS:

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SIGN-OFF:
--------

Please sign below if you agree to proceed with the change/request as described. Signature is required by all parties before proceeding.

INFORMATION SYSTEMS DEPARTMENT

Signature                                       Date
         -------------------------------            ----------------

Title
         -------------------------------


MDI SOLUTIONS

Signature                                       Date
         -------------------------------            ----------------

Title
         -------------------------------

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                                                           Contract No. MDI02004
MDI SOLUTIONS

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                                   SCHEDULE 3
                                   ----------

                        SCHEDULE OF SUPPORTED INTERFACES
                        --------------------------------


MDI Solutions will maintain and support the following
__________________________________________________ that may be added or removed from time to time by way of an approved MDI Solutions Interface Change Request Form (as provided in Schedule 2):



CUSTOMER                                MDI SOLUTIONS


By:                                     By:
    -----------------------------          -----------------------------
Name:                                   Name:    Kevin Birch
Title:                                  Title:   Senior Vice President, CTO
Date:                                   Date:

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